                                                                    EXHIBIT 24.1

                   POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.

        KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the IBM 2000 Employees Stock Purchase Plan, hereby constitute and appoint John R. Joyce, Lawrence R. Ricciardi, Mark Loughridge, Walter S. Berman, Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of February, 2000.

                           /s/ LOUIS V. GERSTNER, JR.
                           --------------------------
                           Louis V. Gerstner, Jr.
                           Chairman of the Board of Directors
                           and Chief Executive Officer

                       POWER OF ATTORNEY OF JOHN R. JOYCE

       KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior
   Vice President and Chief Financial Officer of International Business
   Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the IBM 2000 Employees Stock Purchase Plan, hereby constitute and appoint Louis V. Gerstner, Lawrence R. Ricciardi, Mark Loughridge, Walter S. Berman, Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of February, 2000.

                                 /s/ JOHN R. JOYCE
                                 -----------------
                                 John R. Joyce
                                 Senior Vice President and
                                 Chief Financial Officer

                      POWER OF ATTORNEY OF MARK LOUGHRIDGE

       KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the IBM 2000 Employees Stock Purchase Plan, hereby constitute and appoint Louis V. Gerstner, Jr., John R. Joyce, Lawrence R. Ricciardi, Walter S. Berman, Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of February, 2000.

                                       /s/ MARK LOUGHRIDGE
                                       -------------------
                                       Mark Loughridge
                                       Vice President and
                                       Controller

                        POWER OF ATTORNEY OF IBM DIRECTOR

       KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable under the IBM 2000 Employees Stock Purchase Plan, hereby constitute and appoint Louis V. Gerstner, Jr., John R. Joyce, Lawrence
   R. Ricciardi, Mark Loughridge, Walter S. Berman, Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of February, 2000.

                                    /s/ CATHLEEN BLACK
                                    ------------------
                                    Director

                                    /s/ KENNETH I. CHENAULT
                                    -----------------------
                                    Director

                                    /s/ JUERGEN DORMANN
                                    -------------------
                                    Director

                                    /s/ NANNERL O. KEOHANE
                                    ----------------------
                                    Director

                                    /s/ CHARLES F. KNIGHT
                                    ---------------------
                                    Director

                                    /s/ MINORU MAKIHARA
                                    -------------------
                                    Director

                                    /s/ LUCIO A. NOTO
                                    -----------------
                                    Director

                                    /s/ JOHN B. SLAUGHTER
                                    ---------------------
                                    Director

                                    /s/ ALEX TROTMAN
                                    ----------------
                                    Director

                                    /s/ LODEWIJK C. VAN WACHEM
                                    --------------------------
                                    Director